UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

Fortress Private Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01880	33-6515727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 497-2976

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 3 to Scotiabank ABL Credit Agreement

On June 17, 2026, Fortress Private Lending Fund (the “Company”) and its direct or indirect wholly owned subsidiaries, FPLF NS Holdings Finance LLC (the “NS Borrower”) and FPLF NS Holdings Finance DAC (the “Subsidiary Guarantor” and, together with the Borrower, the “Loan Parties”) entered into Amendment No. 3 (“Amendment No. 3”) to Credit Agreement by and among Scotiabank, as initial lender and administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, U.S. Bank National Association, as custodian, FPLF NS Holdings Finance CM LLC, as servicer, and each of the lenders party thereto (the “Scotiabank ABL Credit Agreement”), which provides for a revolving and term loan credit facility (the “Scotiabank ABL Facility”). Capitalized terms used and not defined above have the applicable meanings set forth in Amendment No. 3.

Pursuant to Amendment No. 3, among other things, the maximum aggregate commitments of the Scotiabank ABL Facility was increased from $600,000,000 to $950,000,000 and the definition of Applicable Margin was adjusted to replace the existing margin toggle with a fixed percentage equal to (x) prior to and including the last day of the Reinvestment Period, 1.85% per annum and (y) on any day after the end of the last day of the Reinvestment Period, 2.35% per annum.

The foregoing description of Amendment No. 3 is qualified in its entirety by reference to Amendment No. 3, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Amendment No. 3 to Credit Agreement, dated as of June 17, 2026, by and among FPLF NS Holdings Finance LLC, as borrower, FPLF NS Holdings Finance DAC, as subsidiary guarantor, FPLF NS Holdings Finance CM LLC, as servicer, the lenders from time to time party thereto, The Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2026

Fortress Private Lending Fund

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer